Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of
TimesSquare Small Cap Growth Fund and
TimesSquare Mid Cap Growth Fund:

In planning and performing our audits of the financial statements of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund (two of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”) as of and for the periods ended December 31, 2011, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Fund’s internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of the Fund’s internal control over financial reporting.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and trustees of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Fund’s annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Fund’s internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Fund’s internal control over financial reporting and its operation, including controls over safeguarding securities that we consider to be material weaknesses as defined above as of December 31, 2011.

This report is intended solely for the information and use of management and the Board of Trustees of Managers AMG Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

February 27, 2012

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267)330 3000, F: (267) 330 3300 , www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of
Skyline Special Equity Portfolio:

In planning and performing our audits of the financial statements of Skyline Special Equities Portfolio (one of the series constituting Managers AMG Funds, hereafter referred to as the “Fund”) as of and for the periods ended December 31, 2011, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Fund’s internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of the Fund’s internal control over financial reporting.

The management of the Fund is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and trustees of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Fund’s annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Fund’s internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Fund’s internal control over financial reporting and its operation, including controls over safeguarding securities that we consider to be material weaknesses as defined above as of December 31, 2011.

This report is intended solely for the information and use of management and the Board of Trustees of Managers AMG Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

February 27, 2012

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267)330 3000, F: (267) 330 3300 , www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of
Managers AMG Funds GW&K Municipal Bond Fund,
Managers AMG Funds GW&K Municipal Enhanced Yield Fund,
and Managers AMG Funds GW&K Small Cap Equity Fund:

In planning and performing our audits of the financial statements of GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, and GW&K Small Cap Equity Fund (three of the series constituting Managers AMG Funds, hereafter referred to as the “Fund”) as of and for the periods ended December 31, 2011, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Fund’s internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of the Fund’s internal control over financial reporting.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and trustees of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Fund’s annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Fund’s internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Fund’s internal control over financial reporting and its operation, including controls over safeguarding securities that we consider to be material weaknesses as defined above as of December 31, 2011.

This report is intended solely for the information and use of management and the Board of Trustees of Managers AMG Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

February 27, 2012

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267)330 3000, F: (267) 330 3300 , www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of
Renaissance Large Cap Growth Fund:

In planning and performing our audits of the financial statements of Renaissance Large Cap Growth Fund (one of the series constituting Managers AMG Fund, hereafter referred to as the “Fund”) as of and for the periods ended December 31, 2011, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Fund’s internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of the Fund’s internal control over financial reporting.

The management of the Fund is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and trustees of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Fund’s annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Fund’s internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Fund’s internal control over financial reporting and its operation, including controls over safeguarding securities that we consider to be material weaknesses as defined above as of December 31, 2011.

This report is intended solely for the information and use of management and the Board of Trustees of Managers AMG Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

February 27, 2012

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267)330 3000, F: (267) 330 3300 , www.pwc.com/us

Report of Independent Accountants

To the Board of Trustees and Management of The Managers Funds, Managers AMG Funds,
Managers Trust I and Managers Trust II:

We have examined management’s assertion, included in the accompanying Management Statement Regarding Compliance with Exemptive Order Pertaining to Interfund Lending (the “Management Statement”). The Management Statement asserts that as of June 30, 2011 and for the period from July 1, 2010 to June 30, 2011, The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II as set forth in Exhibit I (hereinafter collectively referred to as the “Funds”) have established and maintained procedures reasonably designed to achieve compliance with the conditions set forth in the Order of Exemption (the “Order”) granted by the Securities and Exchange Commission dated June 23, 2009. Management is responsible for the Funds’ compliance with those requirements. Our responsibility is to express an opinion on management’s assertion about the Funds’ procedures to achieve compliance with the conditions of the Order based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Funds’ procedures to achieve compliance with the Order and performing such other procedures as we considered necessary in the circumstances. Our examination procedures included an assessment of the establishment and maintenance of procedures reasonably designed to achieve the following objectives set forth in the Order (all capitalized terms as defined in the Order):

a)	the Interfund Rate on all Interfund Loans is higher than the Repo Rate, and if applicable the yield of the money market funds, but lower than the Bank Loan Rate;

b)	all Interfund Loans comply with the collateral requirements as set forth in the Order;

c)	all Interfund Loans comply with the percentage limitations on lnterfund borrowing and lending;

d)	Interfund borrowing and lending demand is allocated in an equitable manner and in accordance with procedures established by the Funds’ Board of Trustees; and

e)	The Interfund Loan Rate on all interfund loans does not exceed the interest rate on any third party borrowings of a borrowing Fund at the time of the Interfund Loan.

We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Funds’ compliance with specified requirements of the Order.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projections of any evaluation of internal control over the Interfund Lending Program to future periods are subject to the risk that internal control may become inadequate because of changes in conditions, or that the degree of compliance with the control activities may deteriorate.

In our opinion, management’s assertion that the Funds have established and maintained procedures reasonably designed to achieve compliance with the Order as of June 30, 2011 and for the period from July 1, 2010 to June 30, 2011, is fairly stated, in all material respects, based upon the criteria set forth in the Order and the accompanying Management Statement.

This report is intended solely for the information and use of the Board of Trustees and Management of the Funds and the Securities and Exchange Commission, and is not intended to be and should not be used by anyone other than these specified parties.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F:(267) 330 3300, www.pwc.com/us

PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia PA 19103-7042 Telephone (267) 330 3000 Facsimile (267) 330 3300

Report of Independent Accountants

To the Board of Trustees and Management of The Managers Funds, Managers AMG Funds,
Managers Trust I and Managers Trust II:

We have examined management’s assertion, included in the accompanying Management Statement Regarding Compliance with Exemptive Order Pertaining to Interfund Lending (the “Management Statement”). The Management Statement asserts that as of June 30, 2010 and for the period from June 23, 2009 to June 20, 2010, The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II as set forth in Exhibit I (hereinafter collectively referred to as the “Funds”) have established and maintained procedures reasonably designed to achieve compliance with the conditions set forth in the Order of Exemption (the “Order”) granted by the Securities and Exchange Commission dated June 23, 2009. Management is responsible for the Funds’ compliance with those requirements. Our responsibility is to express an opinion on management’s assertion about the Funds’ procedures to achieve compliance with the conditions of the Order based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Funds’ procedures to achieve compliance with the Order and performing such other procedures as we considered necessary in the circumstances. Our examination procedures included an assessment of the establishment and maintenance of procedures reasonably designed to achieve the following objectives set forth in the Order (all capitalized terms as defined in the Order):

a)	the Interfund Rate on all Interfund Loans is higher than the Repo Rate, and if applicable the yield of the money market funds, but lower than the Bank Loan Rate;

b)	all Interfund Loans comply with the collateral requirements as set forth in the Order;

c)	all Interfund Loans comply with the percentage limitations on Interfund borrowing and lending;

d)	Interfund borrowing and lending demand is allocated in an equitable manner and in accordance with procedures established by the Funds’ Board of Trustees; and

e)	The Interfund Loan Rate on all interfund loans does not exceed the interest rate on any third party borrowings of a borrowing Fund at the time of the Interfund Loan.

We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Funds’ compliance with specified requirements of the Order.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projections of any evaluation of internal control over the Interfund Lending Program to future periods are subject to the risk that internal control may become inadequate because of changes in conditions, or that the degree of compliance with the control activities may deteriorate.

In our opinion, management’s assertion that the Funds have established and maintained procedures reasonably designed to achieve compliance with the Order as of June 30, 2010 and for the period from June 23, 2009 to June 30, 2010, is fairly stated, in all material respects, based upon the criteria set forth in the Order and the accompanying Management Statement.

This report is intended solely for the information and use of the Board of Trustees and Management of the Funds and the Securities and Exchange Commission, and is not intended to be and should not be used by anyone other than these specified parties.

August 5, 2010

Exhibit I

The Managers Funds

Managers AMG Essex Large Cap Growth Fund

Managers Bond Fund

Managers Emerging Markets Equity Fund

Managers Global Bond Fund

Managers International Equity Fund

Managers Special Equity Fund

Managers AMG Funds

GW&K Municipal Bond Fund

GW&K Municipal Enhanced Yield Fund

GW&K Small Cap Equity Fund

TimesSquare Mid Cap Growth Fund

TimesSquare Small Cap Growth Fund

Renaissance Large Cap Growth Fund

Skyline Special Equities Portfolio

Systematic Mid Cap Value Fund

Systematic Value Fund

Essex Growth Fund

Essex Small / Micro Cap Growth Fund

Managers Trust I

Managers AMG FQ Global Alternatives Fund

Managers AMG FQ Tax-Managed U.S. Equity Fund

Managers AMG FQ U.S. Equity Fund

Managers California Intermediate Tax-Free Fund

Managers PIMCO Bond Fund

Managers AMG FQ Global Essentials Fund

Managers Institutional Micro-Cap Fund

Managers Micro-Cap Fund

Managers Real Estate Securities Fund

Managers Frontier Small Cap Growth Fund

Managers Trust II

Managers AMG Chicago Equity Partners Balanced Fund

Managers AMG Chicago Equity Partners Mid-Cap Fund

Managers Fixed Income Fund

Managers High Yield Fund